SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549






                                 FORM 8-K

                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934




    Date of Report (Date of earliest event reported):  September 2, 1998


                  THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY
             (Exact name of registrant as specified in its charter)


       Connecticut                1-6654                   06-0542646
    (State or other             (Commission             (I.R.S. Employer
    jurisdiction of              File Number)            Identification No.)
    incorporation)


    227 Church Street, New Haven, Connecticut              06510
    (Address of principal executive offices)             (Zip Code)


    Registrant's telephone number, including area code:  (203)  771-5200


                                Not Applicable
         (Former name or former address, if changed since last report)












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Item 5. Other Events.

   The Connecticut Department of Public Utility Control ("DPUC") voted unanimously today to give final approval to the proposed merger between Southern New England Telecommunications Corporation ("SNET"), parent of the registrant, and SBC Communications Inc., ("SBC").

   Still pending is a ruling from the Federal Communications Commission.

   The joint statement issued by SNET and SBC in response to the final DPUC approval is filed as an exhibit hereto and is incorporated herein by reference.


Item 7. Financial Statements, Pro forma Financial
         Information and Exhibits.

  Exhibit 20.  Joint News Release by SNET and SBC issued September 2, 1998.





































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                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          THE SOUTHERN NEW ENGLAND
                                          TELEPHONE COMPANY



Dated: September 2, 1998                By: /s/ Madelyn M. DeMatteo
                                                Madelyn M. DeMatteo
                                                    Secretary





































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                THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY

                                 FORM 8-K

                              EXHIBIT INDEX




    Exhibit
     Number

      20    Joint News Release by SNET and SBC issued September 2, 1998.